Supplement dated February 27, 2015 to the Variable Universal

Life Insurance Prospectuses Listed Below

Issued by Columbus Life Insurance Company through its Separate Account 1

Variable Life Prospectus	Date of Prospectus
VUL01	May 1, 2005
Pinnacle	May 1, 2005

This supplement to the prospectuses identified above describes changes to a Portfolio in variable life insurance policies issued by Columbus Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

MFS Fund Merger

MFS Variable Insurance Trust has announced that it intends to reorganize and merge the MFS Core Equity Series, a series of the MFS Variable Insurance Trust, into MFS Core Equity Portfolio, a series of MFS Variable Insurance Trust II, on March 27, 2015.  This reorganization is subject to shareholder approval.  If the transaction occurs, we will support the transaction by replacing MFS Core Equity Series with MFS Core Equity Portfolio in your variable life insurance policy:

Existing Sub-Account Investment Option	Replacement Sub-Account Investment Option
MFS Core Equity Series→	MFS Core Equity Portfolio

Any Account Value you have in the Existing Sub-Account Investment Option at the end of the Business Day on March 27, 2015 (or other date the transaction may occur) will be transferred to the Replacement Sub-Account Investment Option.  You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Sub-Account Investment Option will be redirected to the Replacement Sub-Account Investment Option.  You can provide different directions for your future premiums or automated program allocations by contacting us or your financial representative.

This is for informational purposes only.  You are not required to take any action.  If you need assistance, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.